                      AMENDMENT TO PARTICIPATION AGREEMENT


     The Amended and Restated Participation Agreement dated as of May 1, 2000, by and among OPPENHEIMER VARIABLE ACCOUNT FUNDS, OPPENHEIMERFUNDS, INC. and FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY (the "Agreement") is hereby amended as follows:

     Schedules A and B of the Agreement are hereby deleted in their entirety and replaced with the Schedules A and B attached hereto, respectively.

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   May 1, 2002




OPPENHEIMER VARIABLE ACCOUNT FUNDS

By:    /s/ Robert G. Zack
       -----------------------------
Name:  Robert G. Zack
       -----------------------------
Title: Secretary
       -----------------------------


OPPENHEIMERFUNDS, INC.

By:    /s/ Robert G. Zack
       -----------------------------
Name:  Robert G. Zack
       -----------------------------
Title: Senior Vice President
       -----------------------------


FIRST ALLMERICA FINANCIAL LIFE
 INSURANCE COMPANY

By:    /s/ Mark A. Hug
       -----------------------------
Name:  Mark A. Hug
       -----------------------------
Title: Vice President
       -----------------------------

                                   SCHEDULE A

                     SEPARATE ACCOUNTS AND VARIABLE PRODUCTS

                                       VARIABLE LIFE PRODUCTS
SEPARATE ACCOUNT                          PRODUCT NAME                  1933 ACT #            1940 ACT #
----------------                          ------------                  ----------            ----------
FR1                                       PremierFocus                     N/A                   N/A

FR2                                       PremierFocus                     N/A                   N/A

FR3                                       PremierFocus                     N/A                   N/A

FR4                                       PremierFocus                     N/A                   N/A

FQ1                                       PremierFocus                     N/A                   N/A

UR1                                       PremierFocus                     N/A                   N/A

UR2                                       PremierFocus                     N/A                   N/A

UR3                                       PremierFocus                     N/A                   N/A

UR4                                       PremierFocus                     N/A                   N/A

UQ1                                       PremierFocus                     N/A                   N/A

IMO                                     Select Life Plus                333-64162             811-10433

IMO                                  VUL 2001 Survivorship                 TBD                811-10433

SPVL                                     Select SPL II                  333-84310             811-10133

                            VARIABLE ANNUITY PRODUCTS

SEPARATE ACCOUNT                          PRODUCT NAME                  1933 ACT #            1940 ACT #
----------------                          ------------                  ----------            ----------
                                       ExecAnnuity Plus
VA-K                                  Allmerica Advantage                33-71052              811-8114

VA-K                                  Immediate Advantage               333-81859              811-8114

                                        Agency C-Shares
VA-K                                    (Premier Choice)                333-38276              811-8114

Allmerica Select                        Select Resource                  33-71058              811-8116

Allmerica Select                         Select Charter                 333-63087              811-8116

Allmerica Select                         Select Reward                  333-54070              811-8116

                                   SCHEDULE B

                PORTFOLIOS OF OPPENHEIMER VARIABLE ACCOUNT FUNDS


                      Oppenheimer Aggressive Growth Fund/VA
                 Oppenheimer Main Street Growth & Income Fund/VA
                      Oppenheimer Small Cap Growth Fund/VA
                       Oppenheimer Strategic Bond Fund/VA

                                 SERVICE SHARES
                 Oppenheimer Main Street Growth & Income Fund VA
                    Oppenheimer Capital Appreciation Fund VA
                     Oppenheimer Multiple Strategies Fund VA
                      Oppenheimer Global Securities Fund VA
                         Oppenheimer High Income Fund VA